FIRST AMENDMENT TO THE INTELLECTUAL PROPERTY AGREEMENT

THIS FIRST AMENDMENT TO THE INTELLECTUAL PROPERTY AGREEMENT (this "***First Amendment***"), dated April 12, 2016 (the "***First Amendment Effective Date***") is an amendment to a certain Intellectual Property Agreement (the "***Agreement***") effective January 31, 2016 (the "***Effective Date***"), by and between (a) Hewlett-Packard Development Company, L.P., a Texas limited partnership having its principal place of business at 11445 Compaq Drive West, Houston, Texas 77070-1443 ("***HPDC***"), and HP, Inc., a Delaware corporation having its principal place of business at 1501 Page Mill Road, Palo Alto, California 94304, U.S.A. ("***HPI***") (HPDC and HPI are collectively referred to herein as "***HP***"), on the one hand; and (b) 3D Nanocolor Corp., a Delaware corporation having its principal place of business at 11100 Santa Monica Blvd Suite 380, Los Angeles, CA 90025 U.S.A. ("***Company***") (each individually referred to as a "***Party***"" and both collectively referred to as the "***Parties***").

RECITALS

WHEREAS the Parties desire to amend the Agreement.

NOW, THEREFORE, the Parties agree to amend the Agreement as follows:

A. Replace Section 4.1 in its entirety with the following:

   4.1 Research License Fee. Company shall pay HP the non-refundable, non-creditable amount of One Hundred Seventy Five Thousand Dollars and Zero Cents (U.S.$175,000.00) payable in accordance with the following schedule:

   4.1.1 Seventy Five Thousand Dollars and Zero Cents (U.S.$75,000.00) upon completion of the technology transfer contemplated under Section 2.1; and

   4.1.2 One Hundred Thousand Dollars and Zero Cents (U.S.$100,000.00) upon the first anniversary of the Effective Date.

B. All other terms and conditions of the Agreement remain in effect.

IN WITNESS WHEREOF, the Parties hereto have duly executed this First Amendment, as of the date set forth in the first paragraph hereof.

"HP" **HEWLETT-PACKARD COMPANY**	"Company" **3D Nanocolor Corp.**
Signature: [signature]	Signature: Tim Koch
Name: Annette Friskopp	Name: Tim Koch
Title: GM HPSPS	Title: CTO

SALES AGREEMENT

THIS SALES AGREEMENT (this "***Agreement***"), dated April 12, 2016 (the "***Effective Date***") is entered by and between HP Inc., a Delaware corporation having its principal place of business at 1501 Page Mill Road, Palo Alto, California 94304, U.S.A. ("***HP***") and 3D Nanocolor Corp., a Delaware corporation having its principal place of business at 11100 Santa Monica Blvd Suite 380, Los Angeles, CA 90025 U.S.A. ("***Company***") (each individually referred to as a "***Party***" and both collectively referred to as the "***Parties***").

RECITALS

WHEREAS the HP desires to sell to Company certain personal property.

NOW, THEREFORE, the Parties agree as follows:

A. Concurrently with the execution of this Agreement, HP and Company will execute the bill of sale as set forth in ***Exhibit A*** (the "***Bill of Sale***"). Upon receipt of the payment specified Section B, HP will make the property identified on Schedule 1 to the Bill of Sale (the "***Equipment***") available to Company, for pick up and transport from HP's facilities in Corvallis, Oregon upon reasonable advance notice and during HP's regular business hours up to 10 days after the later of: (i) the Equipment being ready for pick up; and (ii) receipt of said payment.

B. Company will pay HP the non-refundable purchase price of Twenty Five Thousand U.S. Dollars and Zero Cents (U.S. $25,000) for the Equipment (the "***Purchase Price***").

C. Payment that is due under Section B shall be made by wire transfer to:

    Bank of America
    1850 Gateway Boulevard
    Concord, CA 94520

    Account name: Hewlett-Packard Development Company
    ABA No. 026009593
    Swift No. BOFAUS3N
    Account Number: 3752072176

    with notice as to the confirmation of wire transfer to be sent to the HP address specified above, and an electronic mail copy thereof sent to IPL.Wiretransfer@hp.com.

D. Company shall pay all taxes (including without limitation sales, use, value-added, and similar taxes) arising from the payments made by Company to HP under this Agreement, except for taxes based solely upon HP's net income and legally required withholding taxes.

Where applicable, HP shall invoice Company for such taxes and Company shall remit the amount of such taxes to HP or provide HP with the appropriate exemption certificate. In any case, where taxes are withheld, Company shall provide HP with all documentation relating to withheld taxes, including receipts necessary to claim the applicable credit. Other than taxes based solely upon HP's net income and legally required withholding taxes, in the event that taxes are legally imposed initially or are later assessed by any taxing authority upon HP, then Company shall reimburse HP for such taxes, plus any interest suffered by HP, within sixty (60) days.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement, as of the date set forth in the first paragraph hereof.

"HP"	**"Company"**
HP Inc.	**3D Nanocolor Corp.**
Signature: [signature]	Signature: Tim Koch
Name: Annette Friskopp	Name: Tim Koch
Title: GM HP SPS	Title: CTO

Exhibit A – Bill of Sale

HP Inc., a Delaware corporation ("***Grantor***"), for consideration, the receipt and sufficiency of which is hereby acknowledged, by these presents does grant, sell, transfer, assign, set over and deliver to 3D Nanocolor Corp. ("***Grantee***"), all right, title and interest in and to those certain items of personal property described on Schedule 1 attached hereto ("***Personal Property***").

GRANTOR HEREBY REPRESENTS AND WARRANTS TO GRANTEE THAT GRANTOR IS THE ABSOLUTE OWNER OF THE PERSONAL PROPERTY CONVEYED HEREBY AND THAT THE PERSONAL PROPERTY IS FREE AND CLEAR FROM ALL LIENS AND ENCUMBRANCES, RIGHTS AND CLAIMS OF OTHERS, INCLUDING ANY LEASES AND FINANCING AGREEMENTS, AND THAT GRANTOR HAS FULL RIGHT, POWER AND AUTHORITY TO SELL SAID PERSONAL PROPERTY AND TO EXECUTE AND DELIVER THIS BILL OF SALE.

ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY ARE HEREBY EXCLUDED.

TO HAVE AND TO HOLD, the Personal Property unto Grantee, its successors and assigns, forever.

This Bill of Sale will be binding upon and inure to the benefit of the successors and assigns of Grantor and Grantee.

This Bill of Sale will be governed by and construed in accordance with the laws of California.

Executed this the 12th day of April, 2016.

GRANTOR:	GRANTEE:
HP Inc.	**3D Nanocolor Corp.**
By: [signature]	By: Tim Koch
Name: Annette Friskopp	Name: Tim Koch
Title: GM HP SPS	Title: CTO

Schedule 1 – Personal Property

Quantity	Device	Asset Number
1	Autronic Melchers DMS-803 Measurement System	103980003520
1	Olympus Microscope MX50A-F	103000277726

THIRD AMENDMENT TO THE INTELLECTUAL PROPERTY AGREEMENT

THIS THIRD AMENDMENT TO THE INTELLECTUAL PROPERTY AGREEMENT (this "***Third Amendment***"), dated March 10, 2019 (the "***Third Amendment Effective Date***") is an amendment to a certain Intellectual Property Agreement (the "***Agreement***") effective January 31, 2016 (the "***Effective Date***") and amended on April 12, 2016 and May 1, 2017, by and between (a) Hewlett-Packard Development Company, L.P., a Texas limited partnership having its principal place of business at 10300 Energy Drive, Spring, Texas 77389 U.S.A. ("***HPDC***"), and HP, Inc., a Delaware corporation having its principal place of business at 1501 Page Mill Road, Palo Alto, California 94304, U.S.A. ("***HPI***") (HPDC and HPI are collectively referred to herein as "***HP***"), on the one hand; and (b) Crown ElectroKinetics Corp. (*f.k.a.* 3D Nanocolor Corp.), a Delaware corporation having its principal place of business at 1110 NE Circle Blvd, Corvallis, OR 97330 U.S.A. ("***Company***") (each individually referred to as a "***Party***" and both collectively referred to as the "***Parties***").

RECITALS

WHEREAS the Parties desire to amend the Agreement.

NOW, THEREFORE, the Parties agree to amend the Agreement as follows:

A. Replace Section 1.5 in its entirety with the following:

1.5 "Closing Date" is January 31, 2021, and further subject to the provisions of Section 2.3.

B. Replace Section 2.4 in its entirety with the following:

2.4 Covenant Not to License. Through the Closing Date, other than as set forth in this Section 2.4, HP agrees not to license, transfer, pledge, offer to option encumber, sell, assign or otherwise dispose of the HP Technology, or the Assignable Patents to any Third Party. The foregoing shall not apply to: (i) licenses executed prior to the Effective Date or options to license executed prior to the Effective Date that are exercised thereafter; (ii) patent cross-licenses or broad licenses, regardless of their execution date, that do not specifically (a) enumerate the Assignable Patents or (b) otherwise contemplate disclosure of the HP Technology; or (iii) litigation settlement agreements between HP or its Subsidiaries and any Third Party.

C. Replace Section 4.1 in its entirety with the following:

4.1 Research License Fee. Company shall pay HP the non-refundable, non-creditable amount of Three Hundred Seventy-Five Thousand Dollars and Zero Cents (U.S.$375,000.00) payable in accordance with the following schedule:

4.1.1 Seventy-Five Thousand Dollars and Zero Cents (U.S.$75,000.00) upon completion of the technology transfer contemplated under Section 2.1; and

4.1.2 One Hundred Thousand Dollars and Zero Cents (U.S.$100,000.00) upon the first anniversary of the Effective Date.

4.1.3 One Hundred Thousand Dollars and Zero Cents (U.S.$100,000.00) upon the second anniversary of the Effective Date.

4.1.4 One Hundred Thousand Dollars and Zero Cents (U.S.$100,000.00) before April 20, 2019.

D. All other terms and conditions of the Agreement remain in effect.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Second Amendment, as of the date set forth in the first paragraph hereof.

"HPI" **HP INC.**	**"Company"** **Crown ElectroKinetics Corp.**
Signature: ____________________	Signature: Douglas Croxall
Name: ____________________	Name: Douglas Croxall
Title: ____________________	Title: CEO

"HPDC"
Hewlett-Packard Development Company, L.P.
By: HPQ Holdings, LLC, its General Partner

Signature: ____________________

Name: ____________________

Title: ____________________